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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 10, 2004

Z-Tel Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-28467 (Commission File Number)	59-3501119 (I.R.S. Employer Identification Number)

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602
(Address of Principal Executive Offices)
(813) 273-6261
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 — Financial Information

Item 2.02 Results of operations and Financial Condition

We announced the results of our operations for the quarter ended September 30, 2004 via a news release on November 11, 2004 and a earnings conference call that same day. A copy of this news release is attached as Exhibit 99.1 to this Form 8-K. A transcript of the earnings call is attached as Exhibit 99.2 to this Form 8-K.

Section 5 —Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On October 10, 2004, our board of directors amended our bylaws to reduce the number of directors to 7 from 9 and to expand the methods available for providing notice of board meetings. A copy of our amended and restated bylaws appears as Exhibit 3.2 to our Quarterly Report on Form 10-Q filed November 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 16, 2004.

Z-TEL TECHNOLOGIES, INC.

BY:	/s/ Horace J. Davis, III

Name:	Horace J. Davis, III
Title:	Acting Chief Executive Officer

A signed original of this Form 8-K has been provided to Z-Tel Technologies, Inc. and will be retained by Z-Tel Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.